SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[X] Current report pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

                                November 3, 2004
                                 Date of Report
                        (Date of earliest event reported)

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-31446                45-0466694
(State or other jurisdiction of         (Commission            (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)

                         1700 Lincoln Street, Suite 1800
                           Denver, Colorado 80203-4518
                    (Address of principal executive offices)

                         Telephone Number (303) 295-3995
                         (Registrant's telephone number)

                                 Not applicable
                            (Former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition."

On November 3, 2004, Cimarex Energy Co. (NYSE XEC) issued a news release reporting its results for the third quarter of 2004. A copy of the news release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CIMAREX ENERGY CO.

                                            By: /s/ Paul Korus
                                                --------------------------------
                                                Vice President, Chief Financial
Dated: November 3, 2004                         Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated November 3, 2004